Exhibit 10.2

COMMERCIAL GUARANTY (CORPORATE GUARANTOR)

IN CONSIDERATION of the sum of One Dollar ($1.00), cash in hand paid, and other good and valuable consideration, as well as for the purpose of seeking to induce Alterna Capital Solutions LLC having a principal office at 2420 Lakemont Ave, Suite 350, Orlando, FL 32814 (hereinafter termed the "ACS"), to extend or continue to extend financial accommodations to Sprout Foods, Inc. (hereinafter termed the "Principal"), Neptune Wellness Solutions Inc. (hereinafter termed the "Guarantor") (if more than one, each of them jointly and severally) does hereby absolutely and unconditionally guarantee to said ACS and to its endorsers, transferees, successors or assigns of either this guaranty or any of the obligations secured hereunder, the prompt payment when due and performance, according to their respective terms, of all Liabilities (as hereinafter defined) of the Principal to the ACS.

1.
The term "Liability" or "Liabilities" as used herein shall include, without limitation: (a) all of the obligations of the Guarantor hereunder, and (b) all present and future liabilities and obligations of Principal to ACS, whether or not evidenced by any note or other instrument, whether direct or indirect, absolute or contingent, due or to become due, joint or several, primary or secondary, liquidated or unliquidated, secured or unsecured, original or renewed or extended, whether arising before, during, or after the commencement of any bankruptcy case in which Principal is a Debtor, including but not limited to any obligations arising pursuant to letters of credit or acceptance transactions or any other financial accommodations including, but not limited to, those arising directly or indirectly out of or in connection with the Credit Documents (hereinafter defined), and including such obligations and liabilities arising under successive transactions renewing, increasing, extending, or continuing any of the foregoing, changing fees, charges or other terms thereof, or creating new or additional obligations and liabilities after prior obligations, or liabilities have been in whole or in part satisfied, and further including all such obligations and liabilities however arising, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), regardless of whether Principal may be liable individually or jointly with others. The term “Credit Documents” means any and all present or future agreements and the documents evidencing any extension of credit between, inter alia, Principal and ACS, all documents executed in connection therewith, and all permitted amendments or renewals to or of any of the foregoing, or any other document evidencing a Liability. This guaranty is additional and supplemental to any and all other guaranties heretofore and hereafter executed by any Guarantor for benefit of ACS, whether or not relating to the Liabilities, and shall not supersede or be superseded by any other document or guaranty executed by any Guarantor or any other person or entity for any purpose.
2.
The Guarantor waives notice of acceptance of this guaranty and notice of any Liability to which it may apply, and waives presentment, demand for payment, protest, notice of dishonor or nonpayment of any Liabilities and any suit or the taking of other action by ACS against and any other notice to any party liable thereon (including the Guarantor). The undersigned does irrevocably consent and agree that the ACS may obtain credit reports on the Guarantor, the Principal, and any other guarantor at any time, at ACS’s sole option and expense, for any reason, including but not limited to determining whether there has been an adverse change in the financial condition of the Guarantor, the Principal, or any guarantor.
3.
ACS may at any time and from time to time without notice to the Guarantor (except as required by law), without incurring responsibility to the Guarantor, without impairing, releasing or otherwise affecting the obligations of the Guarantor, in whole or in part, and without the endorsement or execution by the Guarantor of any additional consent, waiver or guaranty (a) change the manner, place or terms of payment, and change or extend the time of or renew or alter, any Liability or installment thereof, or any security therefor, and may extend additional financial accommodations to Principal, with or without security, thereby creating new Liabilities, the payment of which shall be guaranteed hereunder, and the guaranty herein made shall apply to the Liabilities as so changed, extended, renewed, increased or otherwise altered; (b) sell, exchange, release, surrender, realize upon or otherwise deal with in any manner and in any order any property at any time pledged or mortgaged to secure the Liabilities and any offset thereagainst; (c) exercise or refrain from exercising any rights against Principal or others (including the Guarantor) or act or refrain from acting in any other manner; (d) settle or compromise any Liability or any security therefor and may subordinate the payment of all or any part thereof to the payment of any Liability (whether or not due) of Principal to creditors of Principal other than ACS and the Guarantor; (e) apply any sums from any sources to any Liability without regard to any Liabilities remaining unpaid, and (f) take or omit to take any other action with respect to the Liabilities, or the security and collateral therefor, whether or not such action or omission prejudices Guarantor or increases the likelihood that Guarantor will be required to pay the Liabilities pursuant to the terms hereof; it is the unambiguous and unequivocal intention of Guarantor that the Guarantor shall be obligated to pay the Liabilities when due, notwithstanding any occurrence, circumstance, event, action, or omission whatsoever, whether contemplated or un-contemplated, and whether or not otherwise or particularly described herein, except for the full and final payment and satisfaction of the Liabilities and that no act or omission of any kind by the ACS shall affect or impair this guaranty and the ACS shall have no duties whatsoever to the Guarantor.
4.
No invalidity, irregularity or unenforceability of all or any part of the Liabilities or of any security therefor shall affect, impair or be a defense to this guaranty, and this guaranty is a primary and absolute obligation of the Guarantor.
5.
This guaranty is a continuing one, and all Liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. The death or insanity of any Guarantor shall have the effect of a notice of termination only after the ACS has actually received written notice from such Guarantor's legal representative; provided, however, that no notice of such death or insanity shall affect, in any manner, rights arising under this guaranty with respect to Liabilities that shall have been created, contracted, assumed or incurred prior to receipt by ACS of written notice of such death or insanity, or Liabilities that shall have been created, contracted for, assumed or incurred after receipt of such written notice pursuant to any agreement entered into by ACS prior to receipt of such notice, and the estate of such Guarantor shall then remain liable for any such Liabilities, and the sole effect of such notice of such death or insanity shall be to exclude (as to that Guarantor only) from this guaranty Liabilities thereafter arising that are unconnected with Liabilities theretofore arising or transactions theretofore entered into. The obligations of any other Guarantor shall remain unaffected by the death or insanity of any one or more Guarantors.
6.
All notices provided to be given to ACS herein shall be sent by registered or certified mail, return receipt requested, to the address shown in the preamble to this agreement.
7.
Intentionally omitted.
8.
Intentionally omitted.
9.
As security for the Liabilities, ACS is hereby given a lien upon, security title to and a security interest in all property of the Guarantor now or at any time hereafter in possession of ACS in any capacity whatsoever, and whether joint or by the entireties, including but not limited to any balance or share of any deposit, account, trust, agency or special account, or items of monies of the Guarantor now or hereafter in the possession or control of or otherwise with ACS, to include all dividends and distributions thereon or other rights in connection therewith, and ACS shall have such right to such property as authorized by law. Without limiting the generality of the foregoing, ACS shall have a prior perfected security interest in any such property in the possession or custody of ACS to secure the Liabilities and may, at any time or from time to time at its option and without notice: (a) appropriate and apply towards the payment of any of the Liabilities the balance of any such account of the Guarantor, and (b) transfer into its own name or that of its nominee any such property in the possession or custody of ACS.
10.
The Guarantor shall be in default hereunder upon: (a) Guarantor’s failure to pay any Liability which is due and payable after demand is made hereunder; (b) intentionally omitted; (c) the dissolution, termination of existence or insolvency of the Guarantor, appointment of a receiver of any part of any material part of the property of Guarantor, assignment for the benefit of creditors or the commencement of any case or proceedings in bankruptcy or insolvency by Principal or by the Guarantor or the failure to timely contest to or to dismiss within thirty (30) days of filing, any involuntary case or proceeding seeking the adjudication of the Guarantor as bankrupt or insolvent; (d) the entry of a final, unappealable judgment having a material adverse effect against the Guarantor; (e) the taking of possession of any substantial part of the property of the Guarantor at the instance of any governmental authority; (f) the merger, consolidation or reorganization of the Guarantor; (g) intentionally omitted; or (h) falsity in any material respect of, or any material omission in any representation or statement made to ACS by or on behalf of the Guarantor in connection with any Liability or other obligation of such parties.
11.
Upon the occurrence of any default hereunder, ACS shall have all of the remedies available to it under all applicable law. Without limiting the generality of the foregoing, ACS may, at its option and without notice or demand: (a) declare any Liability accelerated and due and payable at once, and (b) take possession of any collateral security wherever located, and sell, resell, assign, transfer and deliver all or any part of said property of Principal or the Guarantor, at any public or private sale, for cash or on credit, and upon any such sale, ACS, unless prohibited by law the provisions of which cannot be waived, may purchase all or any part of said property to be sold, free from and discharged of all trusts, claims, right of redemption and equities of the Principal or Guarantor whatsoever; and (c) set off against any or all Liabilities or other obligations of the Guarantor all money owed by ACS in any capacity to the Guarantor whether or not due, and also set off against all other Liabilities of Principal or obligations of the Guarantor to ACS all money owed by ACS in any capacity to any Principal or the Guarantor, and ACS shall be deemed to have exercised such right of setoff and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. Until all of the obligations of Principal to ACS have been paid and performed in full, Guarantor shall have no right of subrogation to ACS against Principal, and Guarantor hereby waives any rights to enforce any remedy which ACS may have against Principal and any rights to participate in any security for the obligations to ACS.
12.
Guarantor shall pay all costs of collection and reasonable attorneys' fees, including reasonable attorneys' fees of any suit out of court, in trial, on appeal, in any bankruptcy cases, proceedings, any bankruptcy advocacy appeals and bankruptcy appeals or otherwise, incurred or paid by ACS in enforcing the payment of any Liability or enforcing or preserving any right or interest of ACS hereunder, including the collection, sale or delivery of any collateral security from time to time pledged hereunder, and after deducting such fees, costs and expenses from the proceeds of sale or collection, ACS may apply any residue to pay any of the Liabilities and the Guarantor shall continue to be liable for any deficiency with interest, which shall remain a Liability.

13.
If claim is ever made upon ACS for repayment or recovery of any amount or amounts received by ACS in payment or on account of any of the Liabilities and ACS repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over ACS or any of its property or any settlement or compromise of any such claim effected by ACS with any such claimant (including Principal), then the Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon the Guarantor, notwithstanding any revocation hereof or the cancellation of any instrument evidencing any Liability, and the Guarantor shall be and remain liable to ACS hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by ACS.
14.
Any acknowledgment, new promise, payment of principal or interest, or otherwise, whether by Principal or others (including the Guarantor), with respect to any of the Liabilities shall, if the statute of limitations in favor of the Guarantor against ACS shall have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations shall have expired, prevent the operation of such statute of limitations.
15.
ACS shall not be bound to take any steps necessary to preserve any rights in any of the property of the Guarantor against prior parties who may be liable in connection therewith, and the Guarantor hereby agrees to take any such steps. ACS may, nevertheless, at any time after and during the continuance of a default (a) take any action it may deem appropriate for the care or preservation of such property or of any rights of the Guarantor or ACS therein; (b) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any property of the Guarantor; (c) compromise and settle with any person liable on such property, or (d) extend the time of payment or otherwise change the terms thereof as to any party liable thereon, all without notice to, without incurring responsibility to, and without affecting any of the obligations of the Guarantor.
16.
No delay on the part of ACS in exercising any of its options, powers or rights, or partial or single exercise thereof, shall constitute a waiver thereof. No waiver of any of its rights hereunder, and no modification or amendment of this guaranty, shall be deemed to be made by ACS unless the same shall be in writing, duly signed on behalf of ACS, and each such waiver, if any, shall apply only with respect to the specific instance involved, and shall in no way impair the rights of ACS or the obligations of the Guarantor to ACS in any other respect at any other time.
17.
This Guaranty is an irrevocable, absolute, continuing guaranty of payment and performance and not a guaranty of collection. ACS shall not be required to proceed first against Principal, or any other person, firm or corporation, whether primarily or secondarily liable, or against any collateral security held by it, before resorting to the Guarantor for payment, and the Guarantor shall not be entitled to assert as a defense to the enforceability of the guaranty set forth herein any defense of Principal with respect to any Liability.
18.
Guarantor shall not claim any offset or other reduction of Guarantor's obligations hereunder because of any indebtedness of Principal now or hereafter owed to Guarantor and shall not take any action to obtain any of the security described in and encumbered by the Credit Documents.
19.
The Guarantor warrants and represents to ACS that all financial statements heretofore delivered by the Guarantor to ACS fairly present the financial condition and results of operation of Guarantor.
a.
Guarantor agrees to furnish to ACS (i) within 120 calendar days after the close of its fiscal year, a copy of its annual report setting forth the balance sheet, income and surplus account, and any changes in financial condition as of the close of each fiscal year (if such financial statements were audited in previous years, the financial statement is to be audited by and carry the opinion of an independent certified public accounting firm reasonably acceptable to ACS); (ii) within forty-five (45) calendar days after close of each quarter a financial statement of such quarter, the accuracy of which is certified by its chief financial officer; (iii) provide to the ACS copies of its Federal Income Tax Returns, including all schedules, annually, within thirty (30) calendar days of filing with the Internal Revenue Service; and (iv) promptly provide to the ACS such other financial information, statements and reports as ACS may request from time to time.
b.
Intentionally omitted.
c.
Guarantor shall promptly, from time to time, furnish ACS with such other financial reports and data as ACS may reasonably request.
d.
ACS shall have no duty to pass on to Guarantor at any time its knowledge about the financial affairs or condition of Principal or of any other Guarantor of the Liabilities. Guarantor warrants that it has independent means to keep itself informed about these matters.
e.
ACS is hereby authorized to deliver a copy of any financial statements, tax returns or any other information relating to the business operations or financial condition of any Guarantor which may be furnished to it or come to its attention pursuant to the Credit Documents or otherwise, to any regulatory body or agency having jurisdiction over ACS or to any person which shall, or shall have the right or obligation to, succeed to all or any part of ACS's interest (or any interest) in the Credit Documents.
20.
This guaranty may not be changed orally or by implication, and no obligation of Guarantor can be released or waived by ACS or any officer or agent of ACS, except by a writing, signed by a duly authorized officer of ACS. This guaranty shall be irrevocable by Guarantor until all indebtedness guaranteed hereby has been completely repaid and all obligations and undertakings of Principal under, by reason of, or pursuant the Credit Documents have been completely performed.
21.
If from any circumstances whatsoever fulfillment of any provisions of this guaranty, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by any applicable usury statute or any other applicable law as of the date hereof, with regard to obligations of like character and amount, then ipso facto the obligation to be fulfilled shall be reduced to the limit of such validity, so that in no event shall any exaction be possible under this guaranty that is in excess of the limit of such validity as of the date hereof, but such obligation shall be fulfilled to the limit of such validity. The provisions of this paragraph shall control over every other provision of this guaranty.
22.
Guarantor and any other guarantors of the Liabilities, whether executing this guaranty or a separate guaranty, shall be jointly and severally liable for payment and performance of the Liabilities. The failure of any other person required by ACS to guaranty the Liabilities to sign this guaranty or a separate guaranty shall not release or affect the obligations or liability of the Guarantor. If more than one party is a guarantor of the Liabilities, whether executing this guaranty or a separate guaranty, the term "Guarantor" shall include each as well as all of them. An executed facsimile (i.e., the transmission by any signatory via facsimile machine, by email or other electronic media of his or her signature on an original of any copy of this Guaranty) shall be an acceptable form of acceptance of this Guaranty. This Guaranty may be executed by the parties hereto individually or in combination, in any number of identical counterparts, and the signatures of all signatories hereto need not be contained on any one single counterpart hereof; that, if so executed, each of such counterparts shall be deemed an original for all purposes and all such counterparts shall, collectively, constitute one guaranty (but in making proof of this Guaranty it shall not be necessary to produce or account for more than one such counterpart); that a facsimile signature (i.e., the transmission by any signatory via facsimile machine, by email or other electronic media of his or her signature on an original of any copy of this guaranty) shall be deemed to be the delivery by such signatory of his or her original signature hereon; and that, if desired, the signature pages from separately executed original counterparts of this guaranty may be combined to form one or more fully executed original counterparts. ACS is authorized to maintain, store and otherwise retain this Guaranty in its original, inscribed tangible form or a record thereof in an electronic medium or other non-tangible medium which permits such record to be retrieved in perceivable forms and such retrieved form shall be deemed a duplicate original.
23.
The term "Guarantor" wherever used herein shall mean the Guarantor or any one or more of them. Anyone executing this guaranty shall be bound by the terms hereof without regard to execution of this guaranty or of any other guaranty by anyone else. This guaranty is binding upon the Guarantor, his, their, or its executors, administrators, successors or assigns, and shall inure to the benefit of ACS, its successors, endorsees or assigns. This Guaranty shall in no event be impaired by any change which may arise by reason of the death of Principal or Guarantor, if individuals, or by reason of the dissolution of Principal or Guarantor, if Principal or Guarantor is a corporation or partnership.
24.
Notwithstanding anything to the contrary in this guaranty, the Guarantor hereby irrevocably agrees not to assert any rights it may have at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the ACS) to seek contribution, indemnification, or any other form of reimbursement from the Principal, or any other person now or hereafter primarily liable for any obligation of the Principal to the ACS, for any disbursement made by the Guarantor under or in connection with this guarantee or otherwise, until the Liabilities have been paid in full.
25.
This agreement has been delivered in the State of Florida and shall be construed in accordance with the laws of Florida (without giving effect to Florida' principles of conflicts of law), and the laws of the United States applicable to transactions in such state. Wherever possible, each provision of this agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement. To the extent permitted by applicable law, the Guarantor hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect. Guarantor, whether or not a Florida resident, hereby waives any plea or claim of lack of personal jurisdiction or improper venue in any action, suit or proceeding brought upon to enforce this Guaranty or the Liabilities. The Guarantor specifically authorizes any such action to be instituted and prosecuted in any Circuit Court in Florida, or United States District Court of Florida, at the election of ACS, where venue would lie and be proper against any Principal.
26.
GUARANTOR AND ACS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE ACS MAKING THE LOAN OR EXTENSION OF CREDIT EVIDENCED BY THIS AGREEMENT.

Dated effective this 23rd day of January 2023.

“GUARANTOR”
Neptune Wellness Solutions, Inc. a Canadian corporation

By: /s/ Raymond Silcock Print Name: Raymond Silcock As Its: Chief Financial Officer